UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
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☐ Soliciting Material under §240.14a-12

E. I. du Pont de Nemours and Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The material below was posted to Inside the Oval, an internal website of E. I. du Pont de Nemours and Company (“DuPont”), on May 1, 2015:

VOTE YOUR SHARES ON THE WHITE PROXY CARD TODAY It’s Quick and Easy! You may hold DuPont shares in a variety of ways. Whether you hold your shares in registered name, in a personal account through a bank or a broker, or through a DuPont employee plan, the basic principles of voting are the same – and voting is quick and easy. For your vote to count, you MUST vote your shares. Proxy materials will be clearly marked as being from either DuPont or Trian. DuPont’s proxy card is WHITE, while Trian’s proxy card will have the word “gold” and will be printed on either dark or very light gold paper. We urge you to discard any gold proxy materials you may receive. In your DuPont materials, you will find instructions for three methods of voting – by telephone, by Internet or by simply signing, dating and returning your vote by mail. If you decide to vote by telephone or by Internet, you’ll need the Control Number located on your WHITE proxy card or voting instruction form. The only way to vote FOR the DuPont slate is by voting "FOR" on the WHITE proxy card. Please remember that only your latest-dated vote counts. If you returned a gold proxy for any reason – by mistake or by voting withhold on Trian’s nominees as a protest – you can always cancel that vote by simply submitting a later dated vote using a WHITE proxy card or voting instruction form. To prevent any error, it is best to just discard your gold proxy cards. 1 2 QUESTIONS OR CONCERNS? LOST YOUR CARD? For fast and easy help from a live operator, call Innisfree M&A Incorporated, which is helping DuPont in connection with its Annual Meeting, toll-free (in the U.S. or Canada): (877) 750-9501 Outside the U.S. or Canada, call: +1 (412) 232-3651 THE MEETING IS RAPIDLY APPROACHING – VOTE TODAY! Please check the proxy materials you received for any specific voting deadlines. SPECIAL NOTE FOR MULTIPLE ACCOUNT HOLDERS • Most employee shareholders will hold their shares through employee plans, but some may hold shares in multiple accounts. • If you hold shares in more than one account, you will receive WHITE proxy materials for each account you hold. • Please vote using the WHITE proxy card for each account you hold. • If in doubt, vote any WHITE card you receive. There is no harm in voting multiple WHITE cards.

FORWARD LOOKING STATEMENTS This document contains forward-looking statements which may be identified by their use of words like “plans,” “expects,” “will,” “believes,” “intends,” “estimates,” “anticipates” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about the company’s strategy for growth, product development, regulatory approval, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures and financial results, are forward looking statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause the company’s actual results to differ materially from those projected in any such forward-looking statements are: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; ability to respond to market acceptance, rules, regulations and policies affecting products based on biotechnology; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect and enforce the company’s intellectual property rights; successful integration of acquired businesses and separation of underperforming or non-strategic assets or businesses and successful completion of the proposed spinoff of the Performance Chemicals segment including ability to fully realize the expected benefits of the proposed spinoff. The company undertakes no duty to update any forward-looking statements as a result of future developments or new information. ADDITIONAL INFORMATION AND WHERE TO FIND IT DuPont has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2015 Annual Meeting. DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATE-MENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. DuPont, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from DuPont stockholders in connection with the matters to be considered at DuPont’s 2015 Annual Meeting. Information about DuPont’s directors and executive officers is available in DuPont’s definitive proxy statement, filed with the SEC on March 23, 2015, for its 2015 Annual Meeting. To the extent holdings of DuPont’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Statements of Change in Owner-ship on Form 4 filed with the SEC. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement and, to the extent applicable, will be updated in other materials to be filed with the SEC in connection with DuPont’s 2015 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by DuPont with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at DuPont’s website at www.dupont.com or by contacting DuPont Investor Relations at (302) 774-4994.